Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 5,446 Mortgage Loans, all of which are secured by first Mortgages. The Group II Mortgage Loans consist of approximately 2,714 Mortgage Loans, of which approximately 98.69% are secured by first Mortgages and approximately 1.31% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as sunder the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 70.03% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 29.97% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage L Approximately 68.08% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 31.92% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the Fixed-Rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 89.38% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 8.88% of the Adjustable-Rate Group I Mortgage Loans and fifteen years, in the case of approximately 1.70% of the Adjustable-Rate Group I Mortgage Loans, that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, ithe case of approximately 92.25% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 6.18% of the Adjustable-Rate Group II Mortgage Loans and fifteen years, in the case of approximately 1.42% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next hmultiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (per annum to 5.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1% per annum, 2% per annum, 3% per annum, 4% per annum or 5% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.002% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.004% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.005% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.005% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Dthe monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 78.77% of the Group I Mortgage Loans and approximately 77.34% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.
Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described ithe Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 36.14% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80%. Approximately 0.26% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.83%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of aMortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         Except with respect to 0.05%, the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to October 1, 2000 or after June
1, 2003 or will have a remaining term to maturity of less than 117 months or greater than 360 months as othe Cut-off Date. The latest maturity date of any Group I Mortgage Loan May 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $149,508.02. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $149,424.73.
No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of less than approximately $49,632.92 or greater than approximately $499,643.53.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.200% per annum and not more than 12.750% per annum and the weighted average Mortgage Rate was approximately 7.745% per annum.
As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.600% to 8.440%, Minimum Mortgage Rates ranging from 4.380% per annum to 12.750% per annum and Maximum Mortgage Rates ranging from 11.200% per annum to 18.750% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.222% per annum, a weighted average MMortgage Rate of approximately 7.866% per annum and a weighted average Maximum Mortgage Rate of approximately 13.897% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in May 1, 2018, and the weighted average next Adjustment period for the Adjustable-Rate Group I Mortgage Loans following the applicable Cut-off Date is 26.9 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                     PRINCIPAL BALANCE       BALANCE OUTSTANDING AS OF
                                                  NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
          PRINCIPAL BALANCE ($)                MORTGAGE LOANS     APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
 49,633 - 50,000 ...................                   45            $     2,247,877.34                  0.28%
 50,001 - 100,000 ..................                1,524                117,605,405.87                 14.45
100,001 - 150,000 ..................                1,607                200,687,285.12                 24.66
150,001 - 200,000 ..................                1,053                182,783,250.94                 22.46
200,001 - 250,000 ..................                  672                150,641,942.13                 18.51
250,001 - 300,000 ..................                  368                100,990,848.07                 12.41
300,001 - 350,000 ..................                  138                 43,778,487.87                  5.38
350,001 - 400,000 ..................                   33                 12,369,481.02                  1.52
400,001 - 450,000 ..................                    3                  1,252,195.22                  0.15
450,001 - 499,644 ..................                    3                  1,410,328.82                  0.17
                                                    -----            ------------------                ------
          Total: ...................                5,446            $   813,767,102.40                100.00%
                                                    =====            ==================                ======
__________________

(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately 149,424.73.




                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                     PRINCIPAL BALANCE       BALANCE OUTSTANDING AS OF
                                                  NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
             CREDIT SCORE                     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
500.............................                         8           $     1,054,846.53                 0.13%
501 - 550 ......................                     1,445               211,510,413.90                25.99
551 - 600 ......................                     1,387               204,880,596.22                25.18
601 - 650 ......................                     1,485               225,040,205.86                27.65
651 - 700 ......................                       733               112,576,385.17                13.83
701 - 750 ......................                       308                46,723,423.59                 5.74
751 - 800 ......................                        75                11,277,873.58                 1.39
801 - 808 ......................                         5                   703,357.55                 0.09
                                                     -----           ------------------               ------
      Total: ...................                     5,446           $   813,767,102.40               100.00%
                                                     =====           ==================               ======
______________________

(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 601.


                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                     PRINCIPAL BALANCE       BALANCE OUTSTANDING AS OF
                                                  NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
             CREDIT GRADE                     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
AA+ ......................                          676              $    96,757,307.97               11.89%
AA .......................                        2,549                  392,498,251.77               48.23
A ........................                        1,301                  193,982,593.36               23.84
B ........................                          686                   98,495,374.59               12.10
C ........................                          149                   19,889,473.38                2.44
CC .......................                           85                   12,144,101.33                1.49
                                                  -----              ------------------              ------
  Total: .................                        5,446              $   813,767,102.40              100.00%
                                                  =====              ==================              ======



                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                     PRINCIPAL BALANCE       BALANCE OUTSTANDING AS OF
                                                  NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
        ORIGINAL TERM (MONTHS)               MORTGAGE LOANS     APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
120 ......................                           8                $       550,304.97                  0.07%
180 ......................                         116                     13,256,183.07                  1.63
240 ......................                          80                      9,835,069.49                  1.21
360 ......................                       5,242                    790,125,544.87                 97.09
                                                 -----                ------------------                ------
  Total: .................                       5,446                $   813,767,102.40                100.00%
                                                 =====                ==================                ======
____________________

(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 355 months.



                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)




                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
        REMAINING TERM (MONTHS)               MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
117 - 120 ......................                       8              $       550,304.97                0.07%
176 - 180 ......................                     116                   13,256,183.07                1.63
231 - 235 ......................                       1                      122,196.03                0.02
236 - 240 ......................                      79                    9,712,873.46                1.19
326 - 330 ......................                       1                      115,804.89                0.01
346 - 350 ......................                       3                      738,551.73                0.09
351 - 355 ......................                      89                   11,735,903.23                1.44
356 - 360 ......................                   5,149                  777,535,285.02               95.55
                                                   -----              ------------------              ------
      Total: ...................                   5,446              $   813,767,102.40              100.00%
                                                   =====              ==================              ======

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.



                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
              PROPERTY TYPE                   MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Single Family Detached ...............             4,006             $   578,569,226.01              71.10%
2-4 Units Detached ...................               529                 102,701,638.80              12.62
PUD Detached .........................               398                  62,683,746.93               7.70
Condo Low-Rise Attached ..............               253                  32,726,668.18               4.02
2-4 Units Attached ...................                67                  14,938,458.72               1.84
Manufactured Housing Detached ........                89                   7,890,837.82               0.97
Single Family Attached ...............                52                   7,277,451.23               0.89
PUD Attached .........................                32                   4,188,376.54               0.51
Condo High-Rise Attached .............                20                   2,790,698.17               0.34
                                                   -----             ------------------             ------
  Total: .............................             5,446             $   813,767,102.40             100.00%
                                                   =====             ==================             ======
____________________

(1) PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         OCCUPANCY STATUS                     MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Primary ..................                           5,074         $   764,483,348.64                 93.94%
Non-owner ................                             306              40,576,272.75                  4.99
Second Home ..............                              66               8,707,481.01                  1.07
                                                     -----         ------------------                ------
  Total: .................                           5,446         $   813,767,102.40                100.00%
                                                     =====         ==================                ======
____________________

(1) Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
                   PURPOSE                   MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
CashOut Refinance.........................         3,686             $565,479,272.56              69.49%
Purchase..................................         1,193              164,955,762.80              20.27
Rate/Term Refinance.......................           567               83,332,067.04              10.24
                                                   -----             ---------------             ------
  Total:                                           5,446             $813,767,102.40             100.00%
                                                   =====             ===============             ======



                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
   ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
11.37 - 15.00 ....................                   1               $        52,261.95             0.01%
15.01 - 20.00 ....................                   7                       465,161.70             0.06
20.01 - 25.00 ....................                  13                     1,035,809.61             0.13
25.01 - 30.00 ....................                  18                     1,414,543.50             0.17
30.01 - 35.00 ....................                  31                     2,971,684.23             0.37
35.01 - 40.00 ....................                  52                     6,344,283.28             0.78
40.01 - 45.00 ....................                  51                     6,505,330.77             0.80
45.01 - 50.00 ....................                  85                    11,523,780.12             1.42
50.01 - 55.00 ....................                 124                    18,328,158.59             2.25
55.01 - 60.00 ....................                 179                    25,821,332.14             3.17
60.01 - 65.00 ....................                 376                    58,399,412.64             7.18
65.01 - 70.00 ....................                 417                    67,750,754.97             8.33
70.01 - 75.00 ....................                 577                    86,779,541.73            10.66
75.01 - 80.00 ....................               1,542                   232,278,870.63            28.54
80.01 - 85.00 ....................                 469                    71,479,545.36             8.78
85.01 - 90.00 ....................               1,002                   150,430,937.46            18.49
90.01 - 95.00 ....................                 485                    70,083,261.10             8.61
95.01 - 100.00 ...................                  17                     2,102,432.62             0.26
                                                 -----               ------------------           ------
        Total: ...................               5,446               $   813,767,102.40           100.00%
                                                 =====               ==================           ======
__________________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the applicable Cut Date was approximately 77.83%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to Loan-to-Value Ratios are references to combined Loan-to-Value ratios with respect to second lien Mortgage Loans.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)




                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
                 LOCATION                     MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
New York ....................                      649              $   130,961,746.57               16.09%
Massachusetts ...............                      518                   96,334,487.35               11.84
California ..................                      430                   80,991,611.05                9.95
Florida .....................                      468                   55,816,446.74                6.86
New Jersey ..................                      300                   48,054,195.77                5.91
Illinois ....................                      227                   33,986,552.33                4.18
Michigan ....................                      250                   28,464,225.88                3.50
Colorado ....................                      166                   26,767,178.83                3.29
Virginia ....................                      155                   23,456,767.74                2.88
Connecticut .................                      148                   22,869,442.23                2.81
Ohio ........................                      189                   21,220,974.37                2.61
Texas .......................                      163                   19,664,582.17                2.42
Pennsylvania ................                      160                   19,522,543.00                2.40
Rhode Island ................                      139                   19,028,965.58                2.34
North Carolina ..............                      175                   18,615,996.21                2.29
Washington ..................                      108                   17,533,958.30                2.15
Arizona .....................                      125                   15,776,539.93                1.94
Maryland ....................                       84                   13,393,812.68                1.65
Minnesota ...................                       94                   12,904,114.12                1.59
New Hampshire ...............                       69                   11,178,447.20                1.37
Indiana .....................                       86                    8,611,655.06                1.06
Missouri ....................                       83                    8,436,567.59                1.04
Maine .......................                       59                    7,971,453.56                0.98
Nevada ......................                       51                    7,952,759.80                0.98
Wisconsin ...................                       78                    7,549,345.88                0.93
Oregon ......................                       43                    7,182,468.05                0.88
Tennessee ...................                       64                    6,709,344.81                0.82
South Carolina ..............                       57                    6,402,261.52                0.79
Vermont .....................                       30                    4,270,623.42                0.52
Louisiana ...................                       34                    3,696,047.59                0.45
Delaware ....................                       23                    3,048,455.23                0.37
Alabama .....................                       23                    2,928,652.27                0.36
Kansas ......................                       28                    2,891,094.48                0.36
Kentucky ....................                       30                    2,765,846.07                0.34
Utah ........................                       19                    2,699,117.62                0.33
Alaska ......................                        9                    2,050,760.25                0.25
Idaho .......................                       20                    1,917,964.71                0.24
Iowa ........................                       19                    1,881,235.99                0.23
New Mexico ..................                       13                    1,607,187.04                0.20
Wyoming .....................                       12                    1,321,419.68                0.16
Georgia .....................                        7                      997,259.66                0.12
Hawaii ......................                        4                      736,583.79                0.09
Arkansas ....................                        7                      736,407.76                0.09
Montana .....................                        3                      644,578.52                0.08
Nebraska ....................                        7                      626,706.66                0.08
Mississippi .................                        9                      623,627.23                0.08
Oklahoma ....................                        5                      426,495.75                0.05
North Dakota ................                        3                      297,883.22                0.04
West Virginia ...............                        2                      162,501.14                0.02
South Dakota ................                        1                       78,210.00                0.01
                                                 -----              ------------------              ------
  Total: ....................                    5,446              $   813,767,102.40              100.00%
                                                 =====              ==================              ======
___________________

(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.36% in the 11234 ZIP Code.


              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         DOCUMENTATION LEVEL                 MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Full Documentation ................            3,688                  $   525,417,840.62             64.57%
Stated Income Documentation .......            1,673                      274,938,517.15             33.79
Lite Documentation ................               45                        8,261,305.83              1.02
No Documentation ..................               40                        5,149,438.80              0.63
                                               -----                  ------------------            ------
  Total: ..........................            5,446                  $   813,767,102.40            100.00%
                                               =====                  ==================            ======
____________________

(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Sherein.


             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
      CURRENT MORTGAGE RATE (%)               MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
5.200  -  6.000 ...................                   171              $    31,594,725.39           3.88%
6.001  -  7.000 ...................                 1,250                  210,016,502.66          25.81
7.001  -  8.000 ...................                 1,826                  284,101,221.72          34.91
8.001  -  9.000 ...................                 1,401                  195,009,355.94          23.96
9.001  - 10.000 ...................                   584                   70,537,299.95           8.67
10.001 - 11.000 ...................                   171                   18,437,645.04           2.27
11.001 - 12.000 ...................                    35                    3,296,696.16           0.41
12.001 - 12.750 ...................                     8                      773,655.54           0.10
                                                    -----              ------------------         ------
         Total: ...................                 5,446              $   813,767,102.40         100.00%
                                                    =====              ==================         ======
__________________

(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.745% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
            GROSS MARGIN (%)                  MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
2.600 - 3.000 ....................                      21           $     3,824,751.59                0.67%
3.001 - 4.000 ....................                     382                65,482,060.34               11.49
4.001 - 5.000 ....................                   1,194               192,310,715.93               33.74
5.001 - 6.000 ....................                   1,232               182,350,857.49               32.00
6.001 - 7.000 ....................                     737                99,395,539.32               17.44
7.001 - 8.000 ....................                     201                24,002,172.52                4.21
8.001 - 8.440 ....................                      23                 2,548,468.01                0.45
                                                     -----           ------------------              ------
        Total:                                       3,790           $   569,914,565.20              100.00%
                                                     =====           ==================              ======
__________________

(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.222% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         NEXT ADJUSTMENT DATE                MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
9/1/2003 .................                            1              $       115,804.89                0.02%
11/1/2003 ................                            1                      195,000.00                0.03
4/1/2004 .................                            3                      738,551.73                0.13
7/1/2004 .................                            1                       89,690.52                0.02
9/1/2004 .................                            7                      895,110.03                0.16
10/1/2004 ................                            6                      924,398.35                0.16
11/1/2004 ................                           61                    8,010,761.60                1.41
12/1/2004 ................                           89                   12,594,213.20                2.21
1/1/2005 .................                          112                   16,976,119.43                2.98
2/1/2005 .................                           83                   15,685,322.46                2.75
3/1/2005 .................                        1,304                  205,146,962.80               36.00
4/1/2005 .................                        1,154                  174,932,505.84               30.69
5/1/2005 .................                          480                   73,284,969.90               12.86
8/1/2005 .................                            1                      116,608.93                0.02
10/1/2005 ................                            1                      152,415.34                0.03
11/1/2005 ................                            6                      782,251.90                0.14
12/1/2005 ................                            9                    1,103,899.71                0.19
1/1/2006 .................                            7                      887,423.90                0.16
2/1/2006 .................                           11                    2,057,147.89                0.36
3/1/2006 .................                          173                   22,272,804.66                3.91
4/1/2006 .................                          144                   17,440,250.00                3.06
5/1/2006 .................                           45                    5,812,355.00                1.02
11/1/2017 ................                            1                       84,843.96                0.01
12/1/2017 ................                            1                       63,526.67                0.01
3/1/2018 .................                           26                    2,719,016.49                0.48
4/1/2018 .................                           47                    5,274,310.00                0.93
5/1/2018 .................                           16                    1,558,300.00                0.27
                                                  -----              ------------------              ------
  Total: .................                        3,790              $   569,914,565.20              100.00%
                                                  =====              ==================              ======
__________________

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 26.9 months.




                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
      MAXIMUM MORTGAGE RATE (%)              MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
11.200 - 12.000 ...................                108              $    19,541,224.52                3.43%
12.001 - 13.000 ...................                661                  116,112,620.75               20.37
13.001 - 14.000 ...................              1,253                  198,910,625.53               34.9
14.001 - 15.000 ...................              1,108                  156,614,997.24               27.48
15.001 - 16.000 ...................                496                   60,659,507.96               10.64
16.001 - 17.000 ...................                136                   15,349,681.48                2.69
17.001 - 18.000 ...................                 24                    2,381,695.32                0.42
18.001 - 18.750 ...................                  4                      344,212.40                0.06
                                                 -----              ------------------              ------
         Total: ...................              3,790              $   569,914,565.20              100.00%
                                                 =====              ==================              ======
____________________

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.897% per annum.


                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
      MINIMUM MORTGAGE RATE (%)              MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
 4.380 - 5.000 ....................                  5              $     1,059,840.89                0.19%
 5.001 - 6.000 ....................                118                   21,628,387.75                3.80
 6.001 - 7.000 ....................                667                  117,018,785.09               20.53
 7.001 - 8.000 ....................              1,258                  199,447,262.55               35.00
 8.001 - 9.000 ....................              1,108                  155,847,968.76               27.35
 9.001 - 10.000 ...................                480                   58,145,286.39               10.20
10.001 - 11.000 ...................                127                   14,206,169.49                2.49
11.001 - 12.000 ...................                 23                    2,216,651.88                0.39
12.001 - 12.750 ...................                  4                      344,212.40                0.06
                                                 -----              ------------------              ------
         Total: ...................              3,790              $   569,914,565.20              100.00%
                                                 =====              ==================              ======
__________________

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.866% per annum.




                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
     INITIAL PERIODIC RATE CAP (%)            MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
1.000 ....................                            1              $       195,000.00                0.03%
2.000 ....................                            1                      214,814.88                0.04
3.000 ....................                        3,779                  568,013,001.20               99.67
4.000 ....................                            6                    1,017,272.60                0.18
5.000 ....................                            3                      474,476.52                0.08
                                                  -----              ------------------              ------
  Total: .................                        3,790              $   569,914,565.20              100.00%
                                                  =====              ==================              ======
__________________

(1) Relates solely to initial rate adjustments.



                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
            PERIODIC RATE CAP (%)             MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
1.000 ....................                           3,769             $   566,375,650.60          99.38%
1.500 ....................                              18                   2,964,412.70           0.52
2.000 ....................                               1                     160,000.00           0.03
3.000 ....................                               2                     414,501.90           0.07
                                                     -----             ------------------         ------
  Total: .................                           3,790             $   569,914,565.20         100.00%
                                                     =====             ==================         ======
__________________

(1) Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 31.05% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80%. Approximately 1.20% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.03%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.01% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 353 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 1, 2002 or after June 1, 2003 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is May 1, 2033.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $179,146.11. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $179,033.61. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of less than approximately $42,790.21 or greater than approximately $972,000.00.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.400% per annum and not more than 13.500% per annum and the weighted average Mortgage Rate was approximately 7.763% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 1.350% to 12.650%, Minimum Mortgage Rates ranging from 4.500% per annum to 12.750% per annum and Maximum Mortgage Rates ranging from 11.400% per annum to 19.150% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.068% per annum, a weighted average MMortgage Rate of approximately 7.820% per annum and a weighted average Maximum Mortgage Rate of approximately 13.854% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in May 1, 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the applicable Cut-off Date is 26.2 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (sum in any column may not equal the total indicated due to rounding):

                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         PRINCIPAL BALANCE ($)                MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
 42,790 -  50,000 ..................                  59         $     2,939,722.21           0.61%
 50,001 - 100,000 ..................                 899              64,927,721.09          13.36
100,001 - 150,000 ..................                 575              71,734,886.99          14.76
150,001 - 200,000 ..................                 340              59,015,281.87          12.15
200,001 - 250,000 ..................                 220              49,231,307.88          10.13
250,001 - 300,000 ..................                 125              34,308,943.61           7.06
300,001 - 350,000 ..................                 134              44,255,256.94           9.11
350,001 - 400,000 ..................                 168              63,168,171.04          13.00
400,001 - 450,000 ..................                  76              32,277,911.83           6.64
450,001 - 500,000 ..................                  74              35,691,022.05           7.35
500,001 - 550,000 ..................                  16               8,474,714.73           1.74
550,001 - 600,000 ..................                   5               2,827,044.54           0.58
600,001 - 650,000 ..................                   7               4,456,782.03           0.92
650,001 - 700,000 ..................                   3               2,042,770.27           0.42
700,001 - 750,000 ..................                   6               4,365,245.70           0.90
750,001 - 800,000 ..................                   2               1,552,000.00           0.32
800,001 - 850,000 ..................                   1                 845,000.00           0.17
900,001 - 950,000 ..................                   3               2,811,446.79           0.58
950,001 - 972,000 ..................                   1                 972,000.00           0.20
                                                   -----         ------------------         ------
          Total: ...................               2,714         $   485,897,229.57         100.00%
                                                   =====         ==================         ======
___________________

(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $179,033.61.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
             CREDIT SCORE                     MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
0 .............................                      188               $    22,001,444.51             4.53%
500 ...........................                       20                     2,447,948.42             0.50
501 - 550......................                      783                   132,507,884.92            27.27
551 - 600......................                      618                   107,416,334.25            22.11
601 - 650......................                      603                   116,787,636.78            24.04
651 - 700......................                      334                    72,145,652.20            14.85
701 - 750......................                      121                    22,109,621.23             4.55
751 - 800......................                       44                    10,158,724.24             2.09
801 - 805......................                        3                       321,983.02             0.07
                                                   -----               ------------------           ------
      Total:                                       2,714               $   485,897,229.57           100.00%
                                                   =====               ==================           ======
______________________


(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 600.




                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
             CREDIT GRADE                     MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
AA+ ......................                               233         $    47,131,118.01                9.70%
AA .......................                             1,263             243,171,432.79               50.05
A ........................                               677             119,418,637.37               24.58
B ........................                               391              57,930,978.52               11.92
C ........................                                78              10,315,386.64                2.12
CC .......................                                72               7,929,676.24                1.63
                                                       -----         ------------------              ------
  Total: .................                             2,714         $   485,897,229.57              100.00%
                                                       =====         ==================              ======



                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
        ORIGINAL TERM (MONTHS)                MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
120 ......................                               2            $       113,500.00              0.02%
180 ......................                             101                 11,473,462.54              2.36
240 ......................                              99                  7,996,459.38              1.65
360 ......................                           2,512                466,313,807.65             95.97
                                                     -----            ------------------            ------
  Total: .................                           2,714            $   485,897,229.57            100.00%
                                                     =====            ==================            ======
____________________

(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 354 months.



                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
       REMAINING TERM (MONTHS)                MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
120 ...........................                          2            $       113,500.00             0.02%
171  - 175.....................                          3                    193,094.07             0.04
176  - 180.....................                         98                 11,280,368.47             2.32
231  - 235.....................                          2                    108,372.19             0.02
236  - 240.....................                         97                  7,888,087.19             1.62
346  - 350.....................                          3                    316,096.61             0.07
351  - 355.....................                         49                  6,110,319.20             1.26
356  - 360.....................                      2,460                459,887,391.84            94.65
                                                     -----            ------------------           ------
       Total:                                        2,714            $   485,897,229.57           100.00%
                                                     =====            ==================           ======

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 353 months.


                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
                PROPERTY TYPE                 MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Single Family Detached ...............             2,134             $   379,836,220.93              78.17%
PUD Detached .........................               231                  47,652,966.62               9.81
2-4 Units Detached ...................               144                  26,498,238.09               5.45
Condo Low-Rise Attached ..............               100                  17,945,703.88               3.69
Single Family Attached ...............                24                   3,789,245.99               0.78
Manufactured Housing Detached ........                43                   3,426,812.95               0.71
PUD Attached .........................                17                   2,997,520.47               0.62
2-4 Units Attached ...................                13                   2,440,843.17               0.50
High-Rise Condo- Attached ............                 8                   1,309,677.47               0.27
                                                   -----             ------------------             ------
  Total: .............................             2,714             $   485,897,229.57             100.00%
                                                   =====             ==================             ======
____________________

(1) PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
           OCCUPANCY STATUS                   MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Primary ..................                           2,520         $   457,765,926.92                94.21%
Non-owner ................                             160              19,122,958.89                 3.94
Second Home ..............                              34               9,008,343.76                 1.85
                                                     -----         ------------------               ------
  Total: .................                           2,714         $   485,897,229.57               100.00%
                                                     =====         ==================               ======

(1) Occupancy as represented by the mortgagor at the time of origination.



                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
                  PURPOSE                     MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Cash Out Refinance........................         1,990             $354,553,497.51              72.97%
Purchase..................................           510               90,333,141.95              18.59
Rate/Term Refinance.......................           214               41,010,590.11               8.44
                                                   -----             ---------------             ------
  Total:                                           2,714             $485,897,229.57             100.00%
                                                   =====             ===============             ======


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
   ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
16.30 - 20.00 ....................                  5                 $       447,254.92           0.09%
20.01 - 25.00 ....................                  5                         371,280.50           0.08
25.01 - 30.00 ....................                  3                         222,790.21           0.05
30.01 - 35.00 ....................                 12                       1,379,139.41           0.28
35.01 - 40.00 ....................                 20                       3,376,463.75           0.69
40.01 - 45.00 ....................                 30                       2,801,716.03           0.58
45.01 - 50.00 ....................                 32                       4,899,287.27           1.01
50.01 - 55.00 ....................                 48                       7,651,201.84           1.57
55.01 - 60.00 ....................                 86                      13,348,315.36           2.75
60.01 - 65.00 ....................                200                      32,146,282.26           6.62
65.01 - 70.00 ....................                230                      43,560,913.78           8.97
70.01 - 75.00 ....................                338                      60,244,191.72          12.40
75.01 - 80.00 ....................                932                     164,573,782.68          33.87
80.01 - 85.00 ....................                187                      36,468,056.42           7.51
85.01 - 90.00 ....................                340                      71,790,675.14          14.77
90.01 - 95.00 ....................                196                      36,803,711.61           7.57
95.01 - 100.00 ...................                 50                       5,812,166.67           1.20
                                                -----                 ------------------         ------
        Total: ...................              2,714                 $   485,897,229.57         100.00%
                                                =====                 ==================         ======
__________________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date wapproximatel 78.03%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
                  LOCATION                    MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
California ..................                         772             $   179,416,992.69         36.92%
Texas .......................                         382                  48,372,800.10          9.96
New York ....................                         180                  45,658,853.86          9.40
Florida .....................                         198                  25,875,068.94          5.33
Massachusetts ...............                          89                  23,760,677.42          4.89
New Jersey ..................                          90                  20,593,175.34          4.24
Illinois ....................                         123                  19,332,995.35          3.98
Virginia ....................                          80                  15,582,303.66          3.21
Colorado ....................                          45                  10,389,393.70          2.14
Michigan ....................                          85                   9,663,768.85          1.99
Ohio ........................                          87                   8,472,217.63          1.74
Georgia .....................                          56                   7,796,075.49          1.60
Pennsylvania ................                          70                   7,741,064.58          1.59
Connecticut .................                          32                   6,507,067.77          1.34
Washington ..................                          27                   6,096,198.77          1.25
Maryland ....................                          23                   5,047,197.67          1.04
North Carolina ..............                          29                   4,695,317.89          0.97
Arizona .....................                          26                   3,793,071.63          0.78
Indiana .....................                          36                   3,648,723.35          0.75
Louisiana ...................                          16                   3,233,414.74          0.67
New Hampshire ...............                          18                   3,096,365.54          0.64
Rhode Island ................                          17                   2,612,171.03          0.54
Maine .......................                          20                   2,467,382.70          0.51
Nevada ......................                          16                   2,418,359.27          0.50
Oregon ......................                          14                   2,201,782.08          0.45
Missouri ....................                          17                   2,067,789.65          0.43
Kentucky ....................                          23                   2,056,119.41          0.42
Tennessee ...................                          26                   1,993,417.06          0.41
Alabama .....................                          23                   1,641,908.04          0.34
Wisconsin ...................                          13                   1,594,845.32          0.33
South Carolina ..............                          16                   1,554,105.28          0.32
Minnesota ...................                          11                   1,217,018.61          0.25
Kansas ......................                           8                   1,012,717.23          0.21
Idaho .......................                           4                     779,399.71          0.16
Mississippi .................                          10                     665,993.10          0.14
Nebraska ....................                           6                     523,659.47          0.11
Utah ........................                           2                     437,500.00          0.09
Arkansas ....................                           3                     339,300.49          0.07
New Mexico ..................                           3                     251,000.00          0.05
Delaware ....................                           3                     236,627.48          0.05
Vermont .....................                           3                     204,214.92          0.04
Iowa ........................                           3                     188,105.59          0.04
Alaska ......................                           2                     186,800.00          0.04
Oklahoma ....................                           3                     181,966.88          0.04
Wyoming .....................                           2                     140,951.28          0.03
Montana .....................                           1                      82,350.00          0.02
West Virginia ...............                           1                      69,000.00          0.01
                                                    -----             ------------------        ------
  Total: ....................                       2,714             $   485,897,229.57        100.00%
                                                    =====             ==================        ======
___________________

(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.43% in the 94591 ZIP Code.


             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         DOCUMENTATION LEVEL                  MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
Full Documentation ................                  1,844          $   315,541,699.08               64.94%
Stated Income Documentation .......                    827              160,680,475.35               33.07
Lite Documentation ................                     24                5,361,336.81                1.10
No Documentation ..................                     19                4,313,718.33                0.89
                                                     -----          ------------------              ------
  Total: ..........................                  2,714          $   485,897,229.57              100.00%
                                                     =====          ==================              ======
____________________

(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Sherein.

            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
5.400 -  6.000 ....................                  54               $    15,879,692.54           3.27%
6.001 -  7.000 ....................                 545                   126,609,564.90          26.06
7.001 -  8.000 ....................                 918                   180,187,447.24          37.08
8.001 -  9.000 ....................                 687                   109,466,456.62          22.53
9.001 -  10.000 ...................                 308                    36,599,362.63           7.53
10.001 - 11.000 ...................                 130                    11,565,558.73           2.38
11.001 - 12.000 ...................                  60                     4,619,790.31           0.95
12.001 - 13.000 ...................                  11                       914,164.26           0.19
13.001 - 13.500 ...................                   1                        55,192.34           0.01
                                                  -----               ------------------         ------
         Total: ...................               2,714               $   485,897,229.57         100.00%
                                                  =====               ==================         ======
__________________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.763% per annum.

                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
              GROSS MARGIN (%)                MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
 1.350 - 2.000 ....................                     1             $       249,776.18           0.08%
 2.001 - 3.000 ....................                     7                   1,785,511.01           0.54
 3.001 - 4.000 ....................                   171                  38,830,242.78          11.74
 4.001 - 5.000 ....................                   650                 138,236,154.29          41.79
 5.001 - 6.000 ....................                   587                  98,311,466.56          29.72
 6.001 - 7.000 ....................                   263                  39,304,585.27          11.88
 7.001 - 8.000 ....................                    82                  10,980,482.27           3.32
 8.001 - 9.000 ....................                    26                   2,622,364.07           0.79
 9.001 - 10.000 ...................                     4                     400,790.57           0.12
12.001 - 12.650 ...................                     1                      59,751.60           0.02
                                                    -----             ------------------         ------
         Total: ...................                 1,792             $   330,781,124.60         100.00%
                                                    =====             ==================         ======
__________________


(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date wapproximatel 5.068% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
         NEXT ADJUSTMENT DATE                 MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
10/1/2003 ................                            2              $       475,017.00           0.14%
11/1/2003 ................                            1                       50,000.00           0.02
2/1/2004 .................                            1                       59,751.60           0.02
6/1/2004 .................                            2                      256,345.01           0.08
7/1/2004 .................                            1                      187,594.08           0.06
9/1/2004 .................                            5                      852,793.83           0.26
10/1/2004 ................                           15                    1,373,097.83           0.42
11/1/2004 ................                           18                    1,790,938.13           0.54
12/1/2004 ................                           15                    4,819,477.00           1.46
1/1/2005 .................                           12                    3,934,325.26           1.19
2/1/2005 .................                           52                   13,188,485.30           3.99
3/1/2005 .................                          664                  128,464,845.37          38.84
4/1/2005 .................                          511                  100,503,342.71          30.38
5/1/2005 .................                          310                   49,700,290.50          15.03
8/1/2005 .................                            1                      109,453.52           0.03
11/1/2005 ................                            2                      354,624.00           0.11
1/1/2006 .................                            4                    1,390,584.56           0.42
2/1/2006 .................                            3                      931,049.86           0.28
3/1/2006 .................                           62                    9,547,302.40           2.89
4/1/2006 .................                           42                    4,057,472.62           1.23
5/1/2006 .................                           30                    4,044,430.00           1.22
9/1/2017 .................                            1                      121,133.32           0.04
3/1/2018 .................                            8                      798,395.70           0.24
4/1/2018 .................                           11                    1,859,150.00           0.56
5/1/2018 .................                           19                    1,911,225.00           0.58
                                                  -----              ------------------         ------
Total: ...................                        1,792              $   330,781,124.60         100.00%
                                                  =====              ==================         ======
__________________

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 26.2 months.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
MAXIMUM MORTGAGE RATE (%)                      MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
11.400 - 12.000 ...................                  33               $     9,430,403.07           2.85%
12.001 - 13.000 ...................                 304                    72,591,552.33          21.95
13.001 - 14.000 ...................                 627                   124,192,230.55          37.55
14.001 - 15.000 ...................                 522                    86,513,734.64          26.15
15.001 - 16.000 ...................                 208                    28,103,352.70           8.50
16.001 - 17.000 ...................                  70                     7,277,066.14           2.20
17.001 - 18.000 ...................                  22                     2,089,680.01           0.63
18.001 - 19.000 ...................                   4                       445,464.93           0.13
19.001 - 19.150 ...................                   2                       137,640.23           0.04
                                                  -----               ------------------         ------
         Total: ...................               1,792               $   330,781,124.60         100.00%
                                                  =====               ==================         ======
____________________

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the CDate was approximately 13.854% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
MINIMUM MORTGAGE RATE (%)                      MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
 4.500 - 5.000 ....................                     3             $     1,335,131.99               0.40%
 5.001 - 6.000 ....................                    36                  10,502,707.13               3.18
 6.001 - 7.000 ....................                   305                  72,427,568.73              21.9
 7.001 - 8.000 ....................                   633                 125,006,837.30              37.79
 8.001 - 9.000 ....................                   516                  85,879,148.13              25.96
 9.001 - 10.000 ...................                   202                  26,039,542.02               7.87
10.001 - 11.000 ...................                    69                   6,917,404.13               2.09
11.001 - 12.000 ...................                    22                   2,089,680.01               0.63
12.001 - 12.750 ...................                     6                     583,105.16               0.18
                                                    -----             ------------------             ------
         Total: ...................                 1,792             $   330,781,124.60             100.00%
                                                    =====             ==================             ======
__________________

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the CDate was approximately 7.820% per annum.

                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
INITIAL PERIODIC RATE CAP (%)                 MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
1.000 ....................                               3         $       525,017.00                 0.16%
3.000 ....................                           1,784             328,040,220.26                99.17
4.000 ....................                               4               1,798,042.25                 0.54
5.000 ....................                               1                 417,845.09                 0.13
                                                     -----         ------------------               ------
  Total: .................                           1,792         $   330,781,124.60               100.00%
                                                     =====         ==================               ======
__________________

(1) Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE PRINCIPAL
                                                                    PRINCIPAL BALANCE        BALANCE OUTSTANDING AS OF
                                                 NUMBER OF        OUTSTANDING AS OF THE      THE APPLICABLE CUT-OFF
        PERIODIC RATE CAP (%)                 MORTGAGE LOANS      APPLICABLE CUT-OFF DATE              DATE
-------------------------------------------  -----------------    -----------------------    -------------------------
1.000.....................................         1,781             $327,419,796.60              98.98%
1.500.....................................            11                3,361,328.00               1.02
                                                   -----             ---------------             ------
  Total:                                           1,792             $330,781,124.60             100.00%
                                                   =====             ===============             ======
__________________

(1) Relates to all rate adjustments subsequent to initial rate adjustments.